UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			   Washington, D.C. 20549


				FORM 8-K/A

			     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2003

	   	     Sassoon Group, Inc.
	(Exact name of Registrant as specified in charter)


	Nevada			333-49166	  33-0895699
____________________________	___________	________________
(State or other jurisdiction	(Commission	(I.R.S. Employer
     of incorporation)		File Number) Identification)

	7409 Oak Grove Ave.
          Las Vegas, NV				89117
_______________________________________      _________
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (702) 243-8809




                     Specialized Leasing, Inc.
                101 Pantano Road Tucson, AZ 85710
     --------------------------------------------------------------
     (Former name, former address and former fiscal year, if
                    changed since last report.)




Address has not changed
 _____________________________________________________________
(Former name or former address, if changed, since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)	On August 16, 2003, Sassoon Group, Inc., a Nevada corporation, acquired 39,000,000 newly issued shares of Specialized Leasing, Inc.'s common stock, pursuant to an Agreement of Exchange of Common Stock by and between Specialized Leasing, Inc. and Sassoon Group, Inc. Sasson Group, Inc. exchanged 2,000 shares of its common stock held by Gail
Binder, Mark Binder, Ian Binder, and Barry Binder to Specialized
Leasing, Inc. for the 39,000,000 common shares. The 2,000 shares of Sassoon Group, Inc. represents 100% of the issued and outstanding common stock of Sassoon Group, Inc. The 39,000,000 common shares represent 81.25% of the total issued and outstanding shares of Specialized Leasing, Inc. Further, pursuant to the Agreement of
Exchange, Franklin Scivally has retired 12,000,000 shares of common stock of Specialized Leasing, Inc. that he previously held. As a result of this change in control, Sassoon Group, Inc.'s management team has assumed control of the Company. The Board of Directors has appointed Mark Binder (Chairman), Gail Binder, Robert Sautter,
Olga Savelov, and Richard Taulli as Directors.  Further, the
Board has appointed the following officers: Gail Binder, Chief
Executive Officer; Robert Sautter, President; Olga Savelov, Treasurer and Chief Financial Officer; and Richard Taulli, Secretary.
Directors Franklin Scivally and Jason Rite resigned as Officers and Directors of the Company on August 18, 2003. Linda Nonu resigned as a Director as of August 15, 2003. Pursuant to the Agreement of Exchange of Common Stock by and between Specialized Leasing, Inc. and Sassoon Group, Inc., the following individuals from Sassoon Group, Inc. are now holding the following beneficially owned, voting securities of Specialized Leasing, Inc.

(i)	Gail Binder:	24,330,000 shares;	50.68%
(ii)	Mark Binder:	13,320,000 shares;	27.75%
(iii)	Ian Binder:	   675,000 shares;	 1.41%
(iv)	Barry Binder:	   675,000 shares;	 1.41%


(b)	There are no arrangements known to the registrant, which would result in a change in control of the registrant at any subsequent date.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

	(a) On August 15, 2003, the Board of Directors of Specialized Leasing, Inc. approved an Agreement of Exchange of Common Stock with Sasson Group, Inc., a Nevada corporation. The Board of Directors of Sasson Group, Inc. approved the Agreement of Exchange of Common Stock on the same day. The acquisition was consummated on August 16, 2003. As a result of this Agreement, Specialized Leasing, Inc. has acquired 100% of the issued and outstanding common stock of Sassoon Group, Inc., in exchange for 39,000,000 shares of common stock of Specialized Leasing, Inc. The shares of Sassoon Group, Inc. were held by Gail Binder, Mark Binder, Ian Binder, and Barry Binder (collectively, the Binders). The property acquired by Specialized Leasing, Inc. consists of cash, accounts receivables, trademarks, furniture, fixtures and sellable goods. Prior to the consummation of the Agreement, there were no material relationships between the Binders and Specialized Leasing, Inc., its affiliates, officers, directors, or associates of its officers or directors.

	(b) The assets acquired by the registrant do not include plant or other physical property. The equipment acquired consists of equipment used for business and retail electronic interface programs. The registrant intends to continue to use the equipment acquired to continue its electronic interface with retailers.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

	   Not Applicable


ITEM 4.  CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT

	   Not Applicable


ITEM 5.  OTHER EVENTS

	   Not Applicable


ITEM 6.  RESIGNATIONS OF REGISTRANTS DIRECTORS

	   Not Applicable

ITEM 7.  FINANCIAL STATEMENTS


BIB, LTD. T/A TC GROUP

AUDITED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND

FOR THE YEARS ENDED DECEMBER 31, 2002 & 2001



CONTENTS


INDEPENDENT AUDITORS' REPORT


FINANCIAL STATEMENTS:

	Balance Sheets					1

	Statements of Income and Retained Earnings	2

	Statements of Cash Flows			3


NOTES TO FINANCIAL STATEMENTS:				4 - 10


INDEPENDENT AUDITORS' REPORT



To the Board of Directors
BIB, LTD. T/A. TC Group.

We have audited the accompanying balance sheets of BIB, LTD. T/A. TC Group. as of June 30, 2003 and December 31, 2002 and 2001, and the related statements of income and retained earnings and statements of cash flows for the six months ended June 30, 2003 and for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BIB, LTD. T/A. TC Group as of June 30, 2003 and December 31, 2002 and 2001,and the results of its operations and its cash flows for the six months and years then ended in conformity with accounting principles generally accepted in the United States of America.





						Chavez & Koch, CPA's


September 22, 2003
Henderson, Nevada


<Financial statements>

				SPECIALIZED LEASING, INC.
			PROFORMA CONSOLIDATED BALANCE SHEETS
		      AS OF JUNE 30, 2003 AND DECEMBER 31, 2002

					 BIB 		 Specialized 	 Pro Forma
					6/30/03		  6/30/2003	 6/30/2003
	ASSETS				_______		_____________	___________
	_______
ASSETS:
	Current assets:
		Cash			 $92,102	 $1,126		 $93,228
		Accounts receivable	 315,120 	 -   	         315,120
		Lease Receivable	 -   		  2,472 	   2,472
		Loan Receivable		 -   		 12,595		  12,595
		Inventory		1,505,863 	 -   	       1,505,863
		Prepaid expenses	   26,122 	  4,200 	  30,322
		Prepaid taxes		 -   		 -   		 -
		Advances, employees	 -   		 -   		 -
					__________________________________________
		   Total current assets	1,939,207 	 20,393        1,959,600
					__________________________________________
	Property and equipment, net       630,648 	  4,942 	 635,590
					__________________________________________

	Other assets:
		Goodwill, net		      442 	 -   		     442
		Security deposits	   24,508 	 17,434 	  41,942
		Other receivables	  160,606 	 -   		 160,606
		Lease contracts		   -   		 35,244           35,244
		Adjustment to balance sheet*  -           1,800 	   1,800
					__________________________________________
		   Total other assets	  185,556 	 54,478 	 240,034


TOTAL ASSETS				 $2,755,411     $79,813       $2,835,224
					==========================================

	LIABILITIES AND STOCKHOLDERS' EQUITY
	____________________________________

LIABILITIES:
   Current liabilities:
	Accounts payable	   	   $536,162 	 $-   		$536,162
	Accrued expenses	    	    151,008 	 9,800 		 160,808
	Customer deposits	    	    398,436 	 -   		 398,436
	Line of credit		    	    940,000 	 -   		 940,000
	Accrued interest on notes
	  payable, related parties	    174,599 	 -   		 174,599
	Current portion of long-term debt   134,917 	 -   		 134,917
	Current portion of capital lease      2,927 	 -   		   2,927
					_________________________________________
		Total current liabilities 2,338,049 	 9,800 	       2,347,849
					_________________________________________
   Long-Term liabilities
	Capital lease, net of current
	 portion 			     18,807 	 -   		 18,807
	Notes payable, related parties	     80,000 	 -   		 80,000
	Security deposits payable	      8,775 	 -   		  8,775
					_________________________________________
	Total Long-Term liabilities         107,582 	 -   		107,582
					_________________________________________

TOTAL LIABILITIES			  2,445,631 	 9,800 	      2,455,431
					_________________________________________

Stockholders' equity:
  Common stock, $0.001 par value,
   50,000,000 shares authorized,
   20,442,650 and 20,009,200 shares
   issued and outstanding		    255,843 	 38,460		294,303
  Additional paid-in capital	            560,151 	162,847 	722,998
  Stock subscription receivable		   -   		 -   		 -
  Retained earnings (deficit)		   (506,214)   (131,294)       (637,508)
					_________________________________________
	Total stockholders' equity	     309,780 	 70,013 	379,793
					_________________________________________
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY$2,755,411   $ 79,813      $2,835,224
					=========================================

* - This amount represents an adjustment to the prior auditors 6/30/03 10Q amounts in order to balance the balance sheet.



				SPECIALIZED LEASING, INC.
			PROFORMA CONSOLIDATED BALANCE SHEETS
		      AS OF JUNE 30, 2003 AND DECEMBER 31, 2002

					 BIB 		 Specialized 	 Pro Forma
					12/31/02	 12/31/01	 2002
	ASSETS				_______		_____________	___________
	_______
ASSETS:
	Current assets:
		Cash			 $98,424	 $  114		 $98,538
		Accounts receivable	 284,216 	 -   	         284,216
		Lease Receivable	 -   		  2,581 	   2,581
		Loan Receivable		 -   		 14,713		  14,713
		Inventory		1,495,945 	 -   	       1,495,945
		Prepaid expenses	   68,296 	  4,200 	  72,496
		Prepaid taxes		    9,364	 -   		   9,364
		Advances, employees	    5,950	 -   		   5,950
					__________________________________________
		   Total current assets	1,962,195 	 21,608        1,983,803
					__________________________________________
	Property and equipment, net       614,828 	    253 	 615,081
					__________________________________________

	Other assets:
		Goodwill, net		      442 	 -   		     442
		Security deposits	   11,060 	 -	 	  11,060
		Other receivables	  160,606 	 -   		 160,606
		Lease contracts		   -   		 70.811           70,811
		Adjustment to balance sheet*  -          - 	  	  -
					__________________________________________
		   Total other assets	  172,108 	 70,811 	 242,919


TOTAL ASSETS				 $2,749,131     $92,672       $2,841,803
					==========================================

	LIABILITIES AND STOCKHOLDERS' EQUITY
	____________________________________

LIABILITIES:
   Current liabilities:
	Accounts payable	   	   $311,283 	 $-   		$311,283
	Accrued expenses	    	    250,749 	 - 		 250,749
	Customer deposits	    	    362,078 	 -   		 362,078
	Line of credit		    	    400,000 	 -   		 400,000
	Accrued interest on notes
	  payable, related parties	    146,642 	 -   		 146,642
	Current portion of long-term debt   158,720 	 -   		 158,720
	Current portion of capital lease      	  -	 -   		       -
					_________________________________________
		Total current liabilities 1,629,472 	 - 	       1,629,472
					_________________________________________
   Long-Term liabilities
	Capital lease, net of current
	 portion 			     	  -	 -   		      -
	Notes payable, related parties	    591,041 	 -   		591,041
	Security deposits payable	      8,775 	 -   		  8,775
					_________________________________________
	Total Long-Term liabilities         599,816 	 -   		599,816
					_________________________________________

TOTAL LIABILITIES			  2,229,288 	 - 	      2,229,288
					_________________________________________

Stockholders' equity:
  Common stock, $0.001 par value,
   50,000,000 shares authorized,
   20,442,650 and 20,009,200 shares
   issued and outstanding		    255,843 	 -		255,843
  Additional paid-in capital	                  - 	275,500 	275,500
  Stock subscription receivable		          -   	(94,500)  	(94,500)
  Retained earnings (deficit)		    264,000     (88,328)        175,672
					_________________________________________
	Total stockholders' equity	    519,843 	 92,672 	612,515
					_________________________________________
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY$2,749,131   $ 92,672      $2,841,803
					=========================================

* - This amount represents an adjustment to the prior auditors 6/30/03 10Q amounts in order to balance the balance sheet.


					SPECIALIZED LEASING,INC.
				PROFORMA CONSOLIDATED STATEMENTS OF INCOME
				FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
				    FOR THE YEAR ENDED DECEMBER 31, 2002


				 BIB 		 Specialized 	 Pro Forma
				6/30/03		6/30/2003	6/30/2003
				__________________________________________
REVENUE				$1,594,433 	 $3,760 	 $1,598,193

COST OF SALES			 1,372,249 	 -   		  1,372,249
				___________________________________________
GROSS PROFIT			   222,184 	  3,760 	    225,944
				___________________________________________
EXPENSES:
	Shipping expenses	    29,463 	 -   		     29,463
	Showroom expenses	    76,472 	 -   		     76,472
	Selling expenses	   284,942 	 -   		    284,942
	General and
         administrative expenses   624,450 	 46,726 	    671,176
				___________________________________________
		Total expenses	 1,015,327 	 46,726 	  1,062,053
				___________________________________________
OPERATING INCOME (LOSS)		  (793,143)	(42,966)	   (836,109)
				___________________________________________

OTHER INCOME/(EXPENSES):
	Interest expense	   (59,451)	 -   	            (59,451)
	Gain on sale of asset	     1,000 	 -   		      1,000
	Rental income		    36,380 	 -   		     36,380
	Other income		    45,000 	 -   		     45,000
				____________________________________________
	 Total other income/
           (expenses)		    22,929 	 -                   22,929
				____________________________________________

NET ORDINARY INCOME (LOSS)	  (770,214)	(42,966)	   (813,180)

Accumulated Deficit,
 beginning of period		   264,000 	(88,328)	     175,672
				____________________________________________

Accumulated Deficit,
 end of period			 $(506,214)   $(131,294)	   $(637,508)


					SPECIALIZED LEASING,INC.
				PROFORMA CONSOLIDATED STATEMENTS OF INCOME
				FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
				    FOR THE YEAR ENDED DECEMBER 31, 2002


				 BIB 		 Specialized 	 Pro Forma
				12/31/02	 12/31/02	   2002
				__________________________________________
REVENUE			       $10,170,985 	 $9,589 	$10,180,574

COST OF SALES			 7,713,741 	 -   		  7,713,741
				___________________________________________
GROSS PROFIT			 2,457,244  	  9,589 	  2,466,833
				___________________________________________
EXPENSES:
	Shipping expenses	   160,003 	 -   		    160,003
	Showroom expenses	   199,262 	 -   		    199,262
	Selling expenses	   724,957 	 -   		    724,957
	General and
         administrative expenses 1,267,542 	 26,844 	  1,294,386
				___________________________________________
		Total expenses	 2,351,764 	 26,844 	  2,378,608
				___________________________________________
OPERATING INCOME (LOSS)		   105,480	(17,255)	     88,225
				___________________________________________

OTHER INCOME/(EXPENSES):
	Interest expense	  (190,435)	 -   	           (190,435)
	Gain on sale of asset	         - 	 -   		          -
	Rental income		    50,298 	 -   		     50,298
	Other income		   189,079 	 -   		    189,079
				____________________________________________
	 Total other income/
           (expenses)		    48,942 	 -                   48,942
				____________________________________________

NET ORDINARY INCOME (LOSS)	   154,422	(17,255)	    137,167

Accumulated Deficit,
 beginning of period		   109,578 	(71,073)	     38,505
				____________________________________________

Accumulated Deficit,
 end of period			 $ 264,000   $(  88,328)	   $175,672



                                  SPECIALIZED LEASING, INC.
			PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
			  FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
			    FOR THE YEAR ENDED DECEMBER 31, 2002


					 BIB 	 Specialized 	 Pro Forma
					6/30/03	  6/30/2003      6/30/2003
					____________________________________
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)		      $(770,214) $(42,966)	 $(813,180)
 Adjustments to reconcile
  net income (loss)
  to net cash provided by operations:
 Depreciation and amortization		 20,199        51 	    20,250
 Stock issued for services		 -   	   18,507 	    18,507
 (Increase) decrease in assets:
 	Accounts receivable		(30,904)    -   	   (30,904)
	Inventory			 (9,918)    -   	    (9,918)
	Prepaid expenses		 42,174     -               42,174
	Prepaid taxes			 9,364 	    -                9,364
	Advances, employees		 5,950      -   	     5,950
	Deposits		       (13,448)	   (9,004)         (22,452)
	Loans receivable		 -   	   (6,312)	    (6,312)
	Lease payment receivable	 -   	      109 	       109
 Increase (decrease) in liabilities:
	Accounts payable	       224,879 	    -              224,879
	Accrued expenses	       (99,741)	    9,800          (89,941)
	Other accrued liabilites
	 and deposits			 -   	    -   		 -
	Accrued interest		27,957 	    -   	    27,957
	Security deposit payable	36,358 	    -   	    36,358
					___________________________________

Net cash provided by (used in)
   operating activities		      (557,344)	   (29,815)	  (587,159)
				       _____________________________________

CASH FLOWS FROM INVESTING ACTIVITIES:
	Capital expenditures	       (11,285)	    (4,740)	   (16,025)
					___________________________________
Net cash used in investing activities  (11,285)	    (4,740)        (16,025)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Advance (repayment) from
   line of credit		       540,000  	 -         540,000
 Lease contracts receivable		 -   	    34,557 	    34,557
 Common 				 -   	     1,000 	     1,000
 Principal payment on long-term debt   (23,803)		 -   	   (23,803)
 Principal payment on capital lease     (3,000)		 -   	    (3,000)
 Principal payment on notes payable,
	 individual			 -   		 -   		 -
 Net (principal payment)/proceeds
	 on notes payable, stockholder  49,110 		 -   	    49,110
					___________________________________
Net cash provided by (used in)
	 financing activities	       562,307      35,557 	   597,864
					___________________________________

NET INCREASE (DECREASE) IN CASH	        (6,322)	     1,002 	    (5,320)

CASH, BEGINNING OF PERIOD		98,424         124          98,548
					___________________________________
CASH, END OF PERIOD	               $92,102      $1,126         $93,228
					==================================

Supplemental Information:
	Cash paid for interest	       $32,123      $  -           $32,123






                                  SPECIALIZED LEASING, INC.
			PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
			  FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
			    FOR THE YEAR ENDED DECEMBER 31, 2002


					 BIB 	 Specialized 	 Pro Forma
					12/31/02  12/31/02         2002
					____________________________________
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)		      $ 154,422 $(17,255)	 $ 137,167
 Adjustments to reconcile
  net income (loss)
  to net cash provided by operations:
 Depreciation and amortization		 48,432        51 	    48,483
 Stock issued for services		 -   	    - 	             -
 (Increase) decrease in assets:
 	Accounts receivable		957,138     -   	   957,138
	Inventory			290,781     -   	   290,781
	Prepaid expenses		 36,776     1,600           38,376
	Prepaid taxes			 - 	    -                -
	Advances, employees		 (4,790)   13,878   	     9,088
	Deposits		         -	    -                -
	Loans receivable		 -   	    7,547	     7,547
	Lease payment receivable	 -   	    - 	             -
 Increase (decrease) in liabilities:
	Accounts payable	       (127,914)    -             (127,914)
	Accrued expenses	       199,575	    -              199,575
	Other accrued liabilites
	 and deposits		       362,078 	    -   	   362,078
	Accrued interest		17,882 	    -   	    17,882
	Security deposit payable	 5,433 	    -   	     5,433
					___________________________________

Net cash provided by (used in)
   operating activities		     1,939,813	     5,821	 1,945,634
				       _____________________________________

CASH FLOWS FROM INVESTING ACTIVITIES:
	Capital expenditures	         -	    -	             -
					___________________________________
Net cash used in investing activities    -	    -                -

CASH FLOWS FROM FINANCING ACTIVITIES:
 Advance (repayment) from
   line of credit		     (1,620,000)    -           (1,620,000)
 Lease contracts receivable		 -   	    (8,331)	    (8,331)
 Common 				 -   	     - 	             -
 Principal payment on long-term debt    (49,395)     -   	   (49,395)
 Principal payment on capital lease      -	     -   	     -
 Principal payment on notes payable,
	 individual		       (108,920)     -   	  (108,920)
 Net (principal payment)/proceeds
	 on notes payable, stockholder  (63,074)     -   	   (63,074)
					___________________________________
Net cash provided by (used in)
	 financing activities	     (1,841,389)     (8,331) 	 (1,849,720)
					___________________________________

NET INCREASE (DECREASE) IN CASH	         98,424	     (2,510) 	     95,914

CASH, BEGINNING OF PERIOD		  -           2,634           2,634
					___________________________________
CASH, END OF PERIOD	                $98,424      $  124         $98,548
					==================================

Supplemental Information:
	Cash paid for interest	      $ 137,785      $  -          $137,785








	Calc 6mo. 	Calc. 12mo.	3mo	   12mo		Calc. 9mo
	6/30/2003	12/31/2002	6/30/2003  3/31/2003	12/31/2002

Income	 3,760 	 	9,589 		1586	   9,281 	 7,107
Other
 Income	 -   	        -   		-

General
 and
 Admin.	 46,726 	 26,844 	4064	 59,945 	 17,283

Net
 Income (42,966)	(17,255)       (2,478)	 (50,664)	 (10,176)







	Calc. 3mo.	3mo.		3mo.	   3mo		Calc. 3mo
	3/31/2003	12/31/2002	9/30/2002  6/30/2002	3/31/2002

Income  2,174 	 	2,996 	 	2,332 	   1,779 	 2,482
Other
 Income	 -   		 -


General
 and
 Admin. 42,662 	 	4,229 	 	4,311 	   8,743 	 9,561


Net
 Income(40,488)	       (1,233)	       (1,979)	  (6,964)	 (7,079)






		12mo	9mo
		3/31/2002	12/31/2001

Income		 9,506 	 	7,024
Other
 Income		   452 	 	  452


General
 and
 Admin.		 39,683 	30,122

Net
 Income		(29,725)       (22,646)







			Calc 6mo. 	Calc. 12mo.  3mo.	12mo
			6/30/2003	12/31/2002   6/30/2003	3/31/2003
Operating Act

  Net Loss		 (42,966)	 (17,255)    (2,478)	 (50,664)

  Stocks issued for
	 services	 18,507 	 -   	      		  18,507
  depreciation		 51 	 	      51 	              51
  Lease payment
   receivable		    109 	 -   			     109
  Loans Receivable	 (6,312)	   7,547     (3,315)	   4,550
  Deposit on Equipment	 (9,004)	 13,878 		   7,921
  Prepaid Expenses	  -   	 	  1,600   	           -
  Accrued Expenses	  9,800 	 -   		           9,800

Net Cash by Operating   __________________________________________________
  Act 			(29,815)	 5,821 	     (5,793)	  (9,726)
			__________________________________________________
Investing Act

  Equipment Purchase	 (4,740)	 -   	     (3,890)	    (850)

Net Cash by Investing	__________________________________________________
 Act			 (4,740)	 -   	     (3,890)	    (850)
			__________________________________________________
Financing Act

  Lease contracts
    receivable		 34,557 	(8,331)	      8,901 	   9,198
  Common stocks sold	  1,000 	 -   	      -   	   1,000
  Stock subscription
    receivable		 -   	         -   	      -   	   -
			__________________________________________________
Net cash by financing
 Act			 35,557         (8,331)	      8,901 	  10,198
			__________________________________________________
Inc/Dec in cash		 1,002 		(2,510)	       (782)	    (378)

Beginning Cash		   124 	         2,634 	      1,908 	   2,286
			__________________________________________________
Ending Cash		 1,126 	           124 	      1,126 	   1,908
			=================================================




			9mo. 		Calc. 3mo.   3mo.	3mo
			12/31/2002	3/31/2003    12/31/2002	9/30/2002
Operating Act

  Net Loss		 (10,176)	 (40,488)    (1,233)	  (1,979)

  Stocks issued for
	 services	 -		  18,507
  depreciation		 - 	 	      51
  Lease payment
   receivable		 -		     109
  Loans Receivable	  7,547 	  (2,997)       	   7,547
  Deposit on Equipment	 16,925	 	  (9,004)     (8,430)	  25,355
  Prepaid Expenses	  -   	 	  -
  Accrued Expenses	  -		   9,800

Net Cash by Operating   __________________________________________________
  Act 			 14,296	         (24,022)     (9,663)	  30,923
			__________________________________________________
Investing Act

  Equipment Purchase	  -                 (850)

Net Cash by Investing	__________________________________________________
 Act			  -                 (850)
			__________________________________________________
Financing Act

  Lease contracts
    receivable		(16,458) 	  25,656      8,430 	 (29,978)
  Common stocks sold	     -   	   1,000
  Stock subscription
    receivable		 -   	         -
			__________________________________________________
Net cash by financing
 Act			(16,458)          26,656      8,430 	 (29,978)
			__________________________________________________
Inc/Dec in cash		 (2,162) 	   1,784     (1,233)	     945

Beginning Cash		                              1,347          402
			__________________________________________________
Ending Cash		 (2,162) 	   1,784 	114 	   1,347
			=================================================



			3mo. 		Calc. 3mo.   12mo.	9mo
			6/30/2002	3/31/2002   3/31/2002	12/31/2001
Operating Act

  Net Loss		 (6,964)	  (7,079)   (29,725)	 (22,646)

  Stocks issued for
	 services
  depreciation				      51 	 51
  Lease payment
   receivable		    		 -   	       (502)	    (502)
  Loans Receivable	 		 -	      7,500        7,500
  Deposit on Equipment	 		  (3,047)    (13,355) 	  (10,308)
  Prepaid Expenses	    	 	   1,600      (2,700)	   (4,300)
  Accrued Expenses

Net Cash by Operating   __________________________________________________
  Act 			 (6,964)	  (8,475)    (38,731)	 (30,256)
			__________________________________________________
Investing Act

  Equipment Purchase

Net Cash by Investing	__________________________________________________
 Act			  -   	     	-		-		-
			__________________________________________________
Financing Act

  Lease contracts
    receivable		  5,090 	 8,127	      2,517 	  (5,610)
  Common stocks sold	  	 	 -   	      6,500  	   6,500
  Stock subscription
    receivable		    	         -   	      2,000   	   2,000
			__________________________________________________
Net cash by financing
 Act			  5,090          8,127	     11,017 	   2,890
			__________________________________________________
Inc/Dec in cash		(1,884)		  (348)	    (27,714)     (27,366)

Beginning Cash		 2,286 	         2,634 	     30,000 	  30,000
			__________________________________________________
Ending Cash		   412 	         2,286 	      2,286 	   2,634
			=================================================




				BIB, LTD. T/A TC GROUP
				______________________
				    BALANCE SHEETS
				    ______________
		   AS OF JUNE 30, 2003 AND DECEMBER 31, 2002 & 2001
		___________________________________________________




				6/30/03		 2002 		 2001
	ASSETS			_______		_____		_____
	_______
ASSETS:

Current assets:
	Cash			 $92,102 	$98,424 	 $-
	Accounts receivable	 315,120 	284,216 	 1,241,354
	Inventory	       1,505,863      1,495,945		 1,786,726
	Prepaid expenses	  26,122	 68,296            105,072
	Prepaid taxes		  -   		  9,364 	     9,364
	Advances, employees	  -   		  5,950 	     1,160
	  			__________________________________________
	  Total current assets 1,939,207      1,962,195 	 3,143,676
				__________________________________________

Property and equipment, net	 630,648 	614,828            663,261
				__________________________________________
Other assets:
	Goodwill, net		     442 	    442 	       442
	Security deposits	  24,508 	 11,060             11,060
	Other receivables	 160,606        160,606            160,606
				__________________________________________
	  Total other assets	 185,556        172,108            172,108
				__________________________________________

TOTAL ASSETS		      $2,755,411     $2,749,131         $3,979,045
				==========================================


	LIABILITIES AND STOCKHOLDERS' EQUITY
	____________________________________

LIABILITIES:

Current liabilities:
	Accounts payable        $536,162      $311,283 		 $311,103
	Bank overdraft liability -   		 -   		  128,095
	Accrued expenses	 151,008       250,749 		   51,174
	Customer deposits	 398,436       362,078 		    -
	Line of credit		 940,000       400,000 	  	2,020,000
	Accrued interest on
	 notes payable,
	 related parties	 174,599       146,642 		  128,760
	Current portion of
	 long-term debt		 134,917       158,720 		   49,199
	Current portion of
	 capital lease payable     2,927 	 -   		     -
				__________________________________________
	Total current
	 liabilities	       2,338,049     1,629,472 		 2,688,331
				__________________________________________

Long-Term liabilities
	Long-term debt,
	 net of current portion	    -   	 - 	           158,916
	Capital lease, net
	 of current portion	 18,807 	 -   		     -
	Notes payable,
	 related parties	 80,000       591,041 		   763,035
	Security deposits
	 payable		  8,775 	8,775 		     3,342
	Total Long-Term		__________________________________________
	 liabilities	        107,582       599,816 		   925,293
				__________________________________________
TOTAL LIABILITIES	      2,445,631     2,229,288 		 3,613,624
				__________________________________________
Stockholders' equity:
  Common stock, no par value,
    10,000,000 shares authorized,
    2,000 shares issued and
    outstanding	 		255,843       255,843 		   255,843
  Additional paid-in capital    560,151 	 -   		     -
  Retained earnings (deficit)  (506,214)      264,000 		   109,578
	Total stockholders'	__________________________________________
          equity	 	309,780       519,843 		   365,421
				__________________________________________
TOTAL LIABILITIES
 AND STOCKHOLDERS' EQUITY    $2,755,411    $2,749,131 		$3,979,045
				==========================================


	The accompanying independent auditor's report and the notes to
	 financial statements should be read in conjunction with these
	                    Balance Sheets.



			BIB, LTD. T/A TC GROUP
			______________________
	STATEMENT OF INCOME AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
	_______________________________________________________________
		FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
		__________________________________________
		FOR THE YEARS ENDED DECMEBER 31, 2002 & 2001
		____________________________________________






				6/30/03		 2002 		 2001
				______________________________________
REVENUE		               $1,594,433    $10,170,985    $13,278,915

COST OF SALES			1,372,249      7,713,741     10,125,072
				_______________________________________
GROSS PROFIT			  222,184      2,457,244      3,153,843
				_______________________________________

EXPENSES:
	Shipping expenses	   29,463 	 160,003 	174,901
	Showroom expenses	   76,472 	 199,262        192,843
	Selling expenses          284,942 	 724,957 	950,009
	General and administrative
	 expenses		  624,450      1,267,542      1,448,151
				_______________________________________
		Total expenses	1,015,327      2,351,764      2,765,904
				_______________________________________

OPERATING INCOME (LOSS)		 (793,143)	 105,480        387,939
				_______________________________________
OTHER INCOME/(EXPENSES):
	Interest expense	  (59,451)	(190,435)      (376,998)
	Gain on sale of asset	    1,000 	    -   	    -
	Interest Income		     -   	    -   	  1,351
	Rental income		   36,380 	  50,298 	 33,875
	Other income		   45,000 	  45,000 	 60,602
	Total other		________________________________________
	 income/(expenses)	   22,929 	 (95,137)      (281,170)
				________________________________________

NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEMS		 (770,214)	  10,343 	106,769

EXTRAORDINARY ITEM
  - EXTINGUISHMENT OF DEBT	    -   	 144,079 	   -
				________________________________________
NET INCOME			 (770,214)	 154,422        106,769
				________________________________________
RETAINED EARNINGS
  (ACCUMULATED DEFICIT),
   BEGINNING 			  264,000 	 109,578 	  2,809
				________________________________________
RETAINED EARNINGS
 (ACCUMULATED DEFICIT),
  ENDING			$(506,214)	$264,000        $109,578
				========================================


			The accompanying independent auditor's report and the notes to financial statements should be read in conjunction with these Statements of Income and Retained Earnings (Accumulated Deficit).



				BIB, LTD. T/A TC GROUP
				______________________
			       STATEMENTS OF CASH FLOWS
			       ________________________
			FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
 			__________________________________________
			FOR THE YEARS ENDED DECEMBER 31, 2002 & 2001
			____________________________________________




				6/30/03		 2002 		 2001
				______________________________________

CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income (loss)	      $(770,214)       $154,422        $106,769
 Adjustments to
  reconcile net income (loss)
  to net cash provided by
  operations:
 Depreciation and amortization	 20,199 	 48,432 	 63,111
 (Increase) decrease in assets:
 	Accounts receivable	(30,904)	957,138 	783,876
	Inventory		 (9,918)	290,781       1,157,275
	Prepaid expenses	 42,174 	 36,776         (28,538)
	Prepaid taxes		  9,364 	 -   		115,515
	Advances, employees	  5,950 	 (4,790)         (1,160)
	Deposits		(13,448)	 -   		 10,590
	Other receivables	 -   		 -   		(18,348)
 Increase (decrease) in liabilities:
	Accounts payable	224,879        (127,914)       (378,079)
	Accrued expenses	(99,741)	199,575 	(24,431)
	Other accrued liabilites
          and deposits		 -   		362,078 	 -
	Accrued interest	27,957 		 17,882		 19,901
	Security deposit
	 payable	        36,358 		  5,433 	  3,342
				_______________________________________
Net cash provided by
 (used in) operating
  activities		      (557,344)	      1,939,813       1,809,823
				_______________________________________

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures	       (11,285)		 -   		(15,278)
 Purchase of assets of TC
   Group			 -   		 -   		(89,939)
Net cash used in                ________________________________________
 investing activities	       (11,285)		 -   	       (105,217)
				________________________________________

CASH FLOWS FROM FINANCING ACTIVITIES:
 Advance (repayment) from
   line of credit	       540,000 	      (1,620,000)    (1,745,000)
 Principal payment
  on long-term debt	       (23,803)		 (49,395)       (51,043)
 Principal payment
  on capital lease	        (3,000)		 - 		 -
 Principal payment
  on notes payable, individual	 -   		(108,920)	 -
 Net proceeds (payments)
   on notes payable,
   stockholder	                49,110 		 (63,074)	 76,305
Net cash provided		_______________________________________
  by (used in)
  financing activities         562,307        (1,841,389)    (1,719,738)
				_______________________________________
NET INCREASE (DECREASE)
 IN CASH			(6,322)		  98,424        (15,132)

CASH, BEGINNING OF PERIOD       98,424 		 -   		 15,132
				________________________________________
CASH, END OF PERIOD	       $92,102 		 $98,424 	 $-
				========================================


Supplemental Information:
 Cash paid for interest	       $32,123 	        $137,785 	$151,103



		The accompanying independent auditor's report and the notes to financial statements shoudl be read in conjunction with these Statements of Cash Flows.




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BIB, Ltd. (the "Company") was organized and incorporated on March 29, 1999, under the Nevada Business Corporation Law. On January 1, 2001, BIB Ltd. acquired all of the assets and liabilities of TC Group, Inc., (a related entity) in a tax-free merger. TC Group, Inc. was organized and incorporated on October 8, 1973 under the Pennsylvania Business Corporation Law of 1988, as amended. The Company distributes men's and children's apparel to retail customers throughout the United States. A summary of the Company's significant accounting policies applied in the preparation of the accompanying financial statements follows:

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Maintenance, repairs, and minor renewals are expensed as incurred; major renewals and betterments are capitalized. When assets are sold, retired, or otherwise disposed of, their cost and related accumulated depreciation are removed from the accounts and resulting gains and losses are included in operations. Depreciation and amortization are computed on the straight-line basis and accelerated methods for both financial statement and income tax purposes over the estimated useful lives of the assets.

Fiscal Year

The Company's fiscal year end is December 31. The SEC requires 2.5 years of audited financial statements for reverse mergers. The six months ended June 30,2003 have been included as a comparative period in order to comply the 2.5 year audit requirement.

Income Taxes

The Company has elected to be treated as an S Corporation for federal and state income tax purposes. Accordingly, no provision or liability for federal or state income taxes has been included in the accompanying financial statements. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income.

During the year ended December 31, 2001, the Company received a federal income tax refund on behalf of TC Group, Inc. (a C Corporation) in the amount of $61,901. The refund resulted from applying a tax carryback to 1999 and was recorded as other income. TC Group, Inc. had a net operating loss carryforward available in the amount of $181,000 at the time of its dissolution. This amount will be unrecognized, but may be utilized in the future to offset any built-in-gains tax liability that may arise due to the disposition of any C corporation assets by the S Corporation within ten years.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

Inventory consists of merchandise held for resale and is stated at the lower of cost of market. Cost is determined by using the first-in, first-out method.

Accounts Receivables

The Company uses the reserve method of accounting for losses arising from uncollectible accounts receivable. Under this method, accounts receivable are written off to bad debt reserve in the period they are deemed to be uncollectible. In the opinion of management, substantially all of the accounts receivable are considered to be realizable at the amounts stated in the accompanying balance sheet. A reserve in the amount of $25,000, $70,000 and $90,000 has been reflected in the accompanying balance sheets as of June 30, 2003 and December 31, 2002 and 2001, respectively.

Advertising Costs

Advertising costs are expensed when incurred. For the six months ended June 30, 2003 and for the years ended December 31, 2002 and 2001 advertising costs expensed were $71,855, $186,186, and $164,944, respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments

The company's amount of accounts receivable, accounts payable, notes payable, and long-term debt approximates fair market value as of June 30, 2003 and December 31, 2002 and 2001, respectively.

Reclassifications

Certain items in the financial statements for the years ended December 31, 2002 and 2001 have been reclassified to conform to the presentation for the six months ended June 30, 2003.


NOTE 2  PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2002 and 2001:

					6/30/03		2002		2001

	Land				$  76,301	$  76,301	$  76,301
	Buildings			  751,332	  751,332	  751,332
	Leasehold Improvements		  166,204	  166,207	  166,207
	Machinery & Equipment		  637,667	  610,952	  610,952
	Computers & Equipment		  232,240	  232,240	  232,240
	Furniture & Fixtures		   39,947	   30,641	   30,641
	Automotive Equipment		   90,166	   90,166	   90,166
					__________________________________________
					1,993,857	1,957,839	1,957,839
	Less: accumulated depreciation  1,363,211	1,343,011	1,294,578
					__________________________________________
					$ 630,646	  614,828	  663,261
					==========================================




Depreciation expenses amounted to $20,199, $48,433, and $61,628 for six months ended June 30, 2003 and the years ended December 31, 2002 and 2001, respectively.

NOTE 3  GOODWILL

Goodwill represents the excess paid above fair market value for corporate assets and is carried at a cost of $949 net of accumulated amortization of $507 on June 30, 2003 and December 31, 2002 and 2001.

Amortization expense amounted to $190 for the year ended December 31, 2001.

The Company adopted Statement of Financial Accounting Standards No. 142, Accounting for Goodwill and intangible Assets for the year ended December 31, 2002. In lieu of recording amortization expense, the new accounting standard requires management to perform an annual fair value analysis of each reporting unit with a net book value of goodwill on the balance sheet. Based on management's analysis the value of goodwill as of June 30, 2003 remained unchanged from the amount recorded as of December 31, 2001.

NOTE 4  OTHER RECEIVABLES

The Company has advanced life insurance premiums on behalf of the Binder Trust (the "Trust"). The Trust is the owner of a split-dollar life insurance policy on two of the stockholders. Upon the death of both stockholders, the Trust will reimburse the company for all premiums advanced at that time.
This receivable amounted to $148,561 as of June 30, 2003 and December 31, 2002 and 2001.

The Company has stock subscriptions receivable from the majority stockholder as of June 30, 2003 and December 31, 2002 and 2001 in the amount of $12,045.

NOTE 5  LINE OF CREDIT

The Company has a $2,250,000 line of credit with a bank that is due to expire June 30, 2003. The credit line bears interest payable monthly at the bank's prime rate plus 3.5% (7.75% as of December 31, 2002).

Borrowings under the credit line are collateralized by all of the company's assets and are personally guaranteed by the majority stockholders. Borrowing under the line is limited to 85% of eligible receivables and 50% of inventory. In addition, the line includes a requirement that certain financial ratios be maintained as well as placing a limit upon stockholder compensation.
There was $940,000, $400,000 and $2,020,000 outstanding on this credit line at June 30, 2003 and December 31, 2002 and 2001, respectively.

The company has an additional $300,000 temporary credit line available for seasonal fluctuations. It is available for two periods of three consecutive months each year. This temporary line is subject to the same terms and conditions as the primary line of credit.

NOTE 6  LONG-TERM DEBT

Long-term debt consisted of the following at June 30, 2003 and December 31, 2002 and 2001:

					6/30/03		2002		2001
					____________________________________
	Note payable, bank requiring
	monthly payments of $5,066
	including interest at 8.75%;
	collateralized by a first lien
	mortgage on real estate.  Final
	payment is due June 2003.	$134,917	$158,720    $203,254

	Note payable, bank, requiring
	monthly payments of $394
	including interest at 8.75%;
	collaterialized by automotive
	equipment. Final payment was
	paid December 2002.		      -   	      -	       4,861
					____________________________________
		Total long-term debt	134,917		158,720	     208,115
		Less: current portion   134,917		158,720	      49,199
					____________________________________
		Long-term debt net of
		current portion		$     -		$     -	    $158,916
					====================================


The aggregate maturity of long-term debt at June 30, 2003 is $134,918 due in the year ending December 31, 2003.

NOTE 7  COMMITMENTS AND CONTINGENCIES

The Company is a party to two non-cancelable lease agreements for their office and showroom in New York, NY and their warehouse in Las Vegas, NV.

The Company's property held under a capital lease consists of a telephone system and equipment with a cost of $24,734.

Future minimum lease payments on long-term non-cancelable leases in effect at June 30, 2003 for each of the next five fiscal years are as follows:

	Fiscal Year			Capital		Operating
	_______________________________ _______________ __________
	June 30, 2004			$  6,203	$  117,328
	2005				   6,767	   120,262
	2006				   6,767           123,269
	2007				   6,767	   126,350
	2008				   6,767	   132,159
	Thereafter			       - 	   567,428
					__________________________
	Total minimum payments		  33,271	$1,186,796
							==========
	Less; interest on capital leases  11,538
					__________
	Total principal payable on
	capital leases			$ 21,733
					==========


Total expense for operating leases amounted to $67,277, $175,899, and $217,198 for the six months ended June 30, 2003 and for the years ended December 31, 2002 and 2001, respectively.

The Company is a defendant in certain civil matters in the normal course of business. In the opinion of management, these claims are without merit, and therefore, no amount has been accrued for potential losses as a result of any litigation.

These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 8  RELATED PARTY TRANSACTIONS

The Company has notes payable to the majority stockholders of the Company in the amount of $80,000, $591,041, and $654,116 as of June 30, 2003 and
December 31, 2002 and 2001, respectively.  The notes bear interest at 8.5%
(8.0% through December 31, 1997) and are subordinated to bank debt.  The
Company has accrued interest on these notes in the amount of $174,599, $146,642, and $93,601 as of June 30, 2003 and December 31, 2002 and 2001, respectively.

Interest expense on the above notes amounted to $27,957, $53,788, and $56,751 for the six months ended June 30, 2003 and for the years ended December 31, 2002 and 2001, respectively.

NOTE 8  RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had notes payable to a former stockholder of the Company in the amount of $108,920 as of December 31, 2001. The notes bear interest at 8.5% (8.0% through December 31, 1997), and require no specific repayment terms. The Company had accrued interest on these notes in the amount of $35,159 as of December 31, 2001.

NOTE 9  CONCENTRATIONS OF CREDIT RISK

The Company provides credit to customers in the normal course of business. Its customers are concentrated in the retail sector throughout the United States. The company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company has recorded a $25,000 reserve as of June 30, 2003 for potential credit losses.

During the six months ended June 30, 2003 and the years ended December 31, 2002 and 2001, two, two, and four major customers accounted for approximately 81%, 81%, and 87% of all sales, respectively.

The Company maintains its cash in bank deposit accounts, which at time may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes that it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 10  SIGNIFICANT ESTIMATES

Historically, the Company has not found it necessary to provide an allowance for obsolete inventory. As a result, the Company's estimate of the carrying amount of inventory could change in the near term.

NOTE 11  ACQUISITION OF RELATED ENTITY

On January 1, 2001, BIB, Ltd. acquired all of the assets and liabilities of TC Group, Inc., a related entity. The majority stockholders of TC Group, Inc. tendered their shares in exchange for shares in BIB, Ltd. Immediately following the tax-free merger, TC Group, Inc. was dissolved. The minority stockholder of TC Group, Inc. received $89,939 for the redemption of his shares. The purpose of the merger was to eliminate the minority stockholder's interest in the Company.

The acquisition was accounted for in accordance with the purchase method of accounting. The aggregate purchase price was $320,782, including cash in the amount of $89,939 and 1,000 shares of common stock valued at $230,843. The value of the common stock issued was determined based on the excess of the fair values of the assets received over the fair values of the liabilities incurred. The common stock was booked at approximately $231 per share stated value amounting to $230,843.

NOTE 11  ACQUISITION OF RELATED ENTITY (CONTINUED)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

			ASSETS
			_______
	Current Assets			$5,170,644
	Property & equipment, net	   710,904
	Security deposits		    21,650
	Other recievables		   130,213
					___________
		Total assets acquired    6,033,411

			LIABILITIES
			___________
	Current Liabilities		$4,708,416
	Long-term Debt			   208,624
	Accrued Interest, Stockholders Loan 35,159
	Accrued Interest, Officer Loans     73,700
	Note Payable, Stockholder	   108,920
	Note Payable, Officer	           577,810
	                                 _________
	     Total Liabilities Assumed   5,712,629
	     		 		__________
	     Net Assets Acquired	$  320,782
					==========



Most of the assets and liabilities were recorded at their book value, which approximated fair market value. The book value of property and equipment was reduced by $41,924 and prior goodwill in the amount of $6,650 was eliminated in accordance with generally accepted accounting principles.

NOTE 12  EXTRAORDINARY ITEM

On April 9, 2002, the former stockholder signed a forbearance agreement whereby he accepted the assignment of a life insurance policy on the majority stockholder in lieu of payment of principal and interest under these notes.
The total outstanding principal and interest amounting to $144,079 has been recorded as other income in the year ended December 31, 2002.



ITEM 8.  CHANGE IN FISCAL YEAR

	   Not Applicable


ITEM 9.  REGULATION FD DISCLOSURE

	   Not Applicable


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2003

Specialized Leasing, Inc.

By:/s/Robert Sautter
_________________________
Robert Sautter, President


In connection with the current report of Specialized Leasing, Inc., (the "Company") on Form 8-K for October 9, 2003, as filed with the Securities and Exchange Commission on the date hereof, Robert Sautter certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly represents,
in all material respects, the condition and results of the Company.

Dated: October 9, 2003		By:/s/Robert Sautter
					_________________________
					Robert Sautter, President


Dated:  October 9, 2003		By:/s/Richard A. Taulli
					_________________________
					Richard A. Taulli, Secretary



EXHIBIT 1.1
AGREEMENT OF EXCHANGE OF COMMON STOCK

AGREEMENT OF EXCHANGE
THIS AGREEMENT OF EXCHANGE is made and entered into on the 11th day of August, 2003, by and among SPECIALZED LEASING INC., a Nevada corporation which the parties hereto anticipate will have changed its name to Sassoon Group, Inc. by the time this agreement becomes effective, but which for the purposes of clarity will hereinafter continue to be referred to as "SPECIALIZED"); SASSOON GROUP INC. (a Nevada corporation, hereinafter referred to as "SASSOON"); the undersigned shareholders of SASSOON (hereinafter referred to jointly and severally as "SHAREHOLDERS"). WITNESSETH:

WHEREAS SASSOON is a privately held corporation owned by SHAREHOLDERS (who collectively own 100% of the authorized and issued shares of SASSOON); and,

WHEREAS SASSOON has heretofore expended substantial effort and money in its development to the point that the company now designs, manufactures, imports, sells and markets branded and non-branded apparel. The Company has a showroom in New York, a distribution center in Pennsylvania and a distribution center in Las Vegas, within a Foreign Trade Zone. The Company designs, sources, and markets a brand of high-quality apparel under the SASSOON, MATCH II, OUTDOOR LIFE and HOME TURF labels; and

WHEREAS SHAREHOLDERS believe that utilization of a publicly held corporation will facilitate raising additional capital; and,

WHEREAS SPECIALIZED is a publicly held corporation; i.e., most of its current shareholders are entitled to avail themselves of the exemption from the registration requirements of Section 5 of the Securities Act of 1933 afforded by Section 4 (1) of the Act (for transactions by persons other than issuers, underwriters or dealers); and,

WHEREAS SHAREHOLDERS desire to exchange their shares of SASSOON for shares of SPECIALIZED and SPECIALIZED desires to acquire SASSOON as a subsidiary, all on the terms provided herein.

NOW, THEREFORE, in consideration of the premises aforesaid, the shares to be exchanged pursuant hereto, and of the mutual agreements herein contained, receipt and the sufficiency of which consideration all the parties hereto acknowledge, the parties hereto hereby represent and warrant, further acknowledge, and agree as follows:

WARRANTIES OF SPECIALIZED

SPECIALIZED hereby represents and warrants that:
1.01: The premises set forth above are true.


1:02: SPECIALIZED is duly organized, validly existing and in good standing under the laws of the State of Nevada, and it is entitled to own properties and to conduct business therein. No representation is made that SPECIALIZED is qualified to do business in any other jurisdiction.

1:03:(a) SPECIALIZED'S entire authorized capital stock consists of 100,000,000 shares of $.001 par value common stock of which 20,997,650 shares are issued (SPECIALIZED will issue an additional 39,000,000 shares by reason of this agreement becoming effective).

(b) There are no outstanding options, warrants, or rights of any kind to purchase from or sell to SPECIALIZED, or to cause it to issue, any shares of its capital stock.

1:04: SPECIALIZED has at present approximately 129 shareholders of record, but makes no representation or warranty in respect of the beneficial owners of, or the nature of any market for, its issued shares.

1.05: SPECIALIZED does not own or control any capital stock of any other corporation, excepting its wholly owned subsidiary, Specialized Holdings, Inc., which was created for the purpose of the spin-off of Specialized Leasing, Inc.'s leasing business.

1:06: There has been no material adverse change in SPECIALIZED'S financial condition as reflected by the audited financial statements as of its 10Q filing for the period ending June 30, 2003, which statements fairly represent in all material respects the financial condition of SPECIALIZED as at the date indicated.

1:07: All tax returns of SPECIALIZED which are due to be filed have been filed, and all taxes or other amounts for which SPECIALIZED is liable in connection therewith will have been paid (SPECIALIZED'S present officers are not aware and do not believe that it has ever filed any federal tax returns, on the premise that it has not been required to do so). SPECIALIZED has no knowledge of any un-assessed tax deficiencies proposed or threatened against it.

1:08: Consummation of the transactions contemplated by this agreement will not result in the breach of any term or provision of the governing instruments of SPECIALIZED.

1.09: There are no actions or proceedings pending by or against SPECIALIZED, and it is not a party to any material agreements.

1.10: The shares of SPECIALIZED to be issued pursuant hereto will be, when issued as provided herein, validly issued, fully paid and non-assessable.

1.11: SPECIALIZED is at present required to file reports under the Securities Exchange Act of 1934, and all filings are current.


1.12: SPECIALIZED makes no other or further representation or warranty beyond those contained herein.

WARRANTIES OF SHAREHOLDERS AND SASSOON

SHAREHOLDERS and SASSOON hereby jointly and severally represent and warrant that:

2.01: The premises set forth above which pertain to SHAREHOLDERS and SASSOON are true.

2.02: SASSOON is duly organized and validly existing corporation and it is in good standing under the laws of the State of Nevada and entitled to own properties and to conduct business therein. SASSOON is qualified to do business in every jurisdiction in which it conducts business.

2.03: SASSOON's entire authorized capital consists of 2,000 shares of no par value common stock all of which have been issued to the SHAREHOLDERS as fully paid shares as set forth in Schedule "A" hereto; there are no outstanding options, warrants, or rights of any kind to purchase from or sell to SASSOON, or to cause it to issue, any additional shares of its capital stock except for those required for the conversion of the notes referred to in paragraph 6.01 hereof below. Only the 4 persons specified in Schedule "A" above have any right, title or interest in or to any shares of SASSOON.

2.04: SASSOON does not own or control any capital stock of any other corporation.

2.05: There has been no material adverse change in SASSOON's financial condition from that reflected in its financial statements dated December 31, 2002 (attached hereto as Exhibit
"B") which statements fairly represent, in all material respects, SASSOON's financial condition as at the date indicated.

2.06: All tax returns of SASSOON which are due to be filed, have been filed, and all taxes or other amounts for which SASSOON is liable in connection therewith will have been paid. Neither SASSOON nor SHAREHOLDERS have any knowledge of any un-assessed tax deficiencies proposed or threatened against SASSOON.

2.07: Consummation of the transactions contemplated by this agreement will not result in the breach of any term or provision of the governing instruments of SASSOON, as amended, nor any material agreements to which SASSOON is a party.

2:08: There are no actions or proceedings pending by or against SASSOON.
2.09: The shares of SASSOON to be exchanged to SPECIALIZED pursuant hereto are all validly issued and outstanding, fully paid and non-assessable.

2.10: No SHAREHOLDER has any equity interest in, or right to participate in the income of, any business or entity with which SASSOON does business, nor any business or entity with which SHAREHOLDERS contemplate SASSOON will hereafter do business.

2.11: SHAREHOLDERS make no other further representation or warranty beyond those contained herein.

EXCHANGE OF SHARES

3.01: In consideration of the SPECIALIZED shares specified as to each SHAREHOLDER in Schedule "A" hereto, SHAREHOLDERS each hereby sell, transfer and assign to SPECIALIZED all of their respective right, title and interest in and to the number of SASSOON shares designated in respect of each SHAREHOLDER in Schedule "A"; said transfer shall be accomplished by each SHAREHOLDER completing an assignment separate from the certificate(s) representing the shares in question so as to assign the shares of SPECIALIZED, and by each SHAREHOLDER then delivering his and/or its certificate, assignment and a counterpart of this agreement executed by said SHAREHOLDER to SPECIALIZED'S transfer agent, American Registrar & Transfer Company, ("ARTCO"), at 342 East 900 South, Salt Lake City, UT 84111, U.S.A., and then by this agreement becoming effective as provided for in paragraph 4.01 hereof.

3.02: In exchange for the SASSOON shares to be exchanged to it pursuant to paragraph 3.01 above, SPECIALIZED will issue and deliver a certificate registered in each of the SHAREHOLDER'S names to represent the number of shares of SPECIALIZED'S common stock specified as to each SHAREHOLDER in Schedule "A" hereto (a total of 39,000,000 shares) to ARTCO. ARTCO promises and agrees that it will hold all of said certificates in trust until such time as the right to rescind this agreement hereinafter provided for has expired. In the event this Agreement is rescinded, then ARTCO shall immediately cancel all SPECIALIZED certificates issued to shareholders; in the event the right of rescission expires unexercised, or is waived in writing by SPECIALIZED current President, then ARTCO shall deliver the said SPECIALIZED certificates to shareholders (via first class mail).

3.03: In consideration of services provided by ARTCO referred to in the preceding paragraph, promptly after this Agreement becomes effective SPECIALIZED (which will then have changed its name to
Sassoon Group, Inc.) hereby agrees to pay ARTCO a fee of
$2,250.00

EFFECTIVENESS

4.01: The parties contemplate that this agreement of Exchange will become effective by each of them delivering a counterpart hereof which they have executed to ARTCO (as to the SHAREHOLDERS accompanied by the certificates and assignments referred to in paragraph 3.01 above).

4.02: Provided this agreement becomes effective, execution of it by SPECIALIZED shall constitute authorization and instruction by it to ARTCO to issue the certificates registered in the name(s) of the SHAREHOLDERS as provided for in paragraph 3.02 above, and to thereafter hold and dispose of said certificates strictly as provided in that paragraph.

4.03: At such time as it is in receipt of counterparts hereof which have been executed in the original by all of the parties hereto, and all of the certificates and assignments pertaining to the SHAREHOLDERS specified in paragraph 3.01 above, then, provided upon joint written instructions from SPECIALIZED and SASSOON, ARTCO promises and agrees that it will execute Exhibit "A" attached hereto and deliver copies thereof as executed by it to: SPECIALIZED via fax no. (208) 275-3574, and SASSOON (for itself all of the SDHAREHOLDERS) VIA FAX at (702) 243-2686.

4.04: This agreement shall be deemed to have become and thereafter be effective at such time (hereinafter referred to as the "Effective Date") as ARTCO has delivered all copies of Exhibit "A" executed by it as provided in paragraph 4.03 above, provided, however, that the parties shall thereafter circulate counterparts hereof for manual execution by other parties sufficient so that SPECIALIZED, SASSOON and ARTCO may each retain a counterpart hereof which has been manually executed by all parties.

4.05: If this agreement has not become effective by 3:30 p.m. PDT on August 15, 2003, then this Agreement of Exchange, and all of the terms and provisions herein contained, shall automatically (without any requirement of notice) be and thereafter remain void and of no further force nor effective, excepting only that ARTCO agrees to return (at SPECIALIZED'S expense) all SASSOON certificates and related documents previously delivered to it (ARTCO) to SASSOON.

ACKNOWLEDGEMENTS CONCERNING SHARES TO BE EXCHANGED

5.01: Each of the parties hereto acknowledge that the shares which they will acquire pursuant to the exchange provided for hereby are "restricted" securities, which is to say that such shares will have been acquired from their respective issuers in transactions not involving any public offering. Accordingly, neither the shares nor transaction(s) in question have been registered under either the Securities Act of 1933 (the "Act") nor the securities laws of any state, but said shares will be issued in reliance on the exemption from the registration requirements of Section 5 of the Act provided by Section 4 (2) thereof (for transactions not involving any public offering), and from any American or state registration requirement by applicable takeover exemptions.

5.02: (a) SHAREHOLDERS acknowledge that they have each received and reviewed SPECIALIZED'S audited financial statements as of March 31, 2003, and been afforded such access to other books and records of SPECIALIZED, and the opportunity to ask such questions regarding SPECIALIZED (to which they received satisfactory answers), as they have deemed necessary and appropriate.
(b) SPECIALIZED acknowledges that it has heretofore been furnished with a copy of financial statements of SASSOON as of December 31, 2002 contained in its current business summary.

5.03: Each of the parties hereto represents that the shares being acquired by them are being purchased for their own respective accounts, for purposes of investment, and not with the purpose or intent of making any public distribution of said shares.

5.04: Each of the parties hereto acknowledges and consents that all certificates representing any of the shares to exchanged pursuant hereto will be imprinted with the standard form restrictive legend utilized by SPECIALIZED'S transfer agent (ARTCO) and which legend is to the effect that the shares are not registered under the Securities Act of 1933, and cannot be sold, hypothecated or transferred without such registration unless an appropriate exemption from registration is available as evidenced by an opinion of counsel satisfactory to SPECIALIZED and ARTCO). The parties further acknowledge their familiarity with the fact, content and legal effect of the provisions of Rule 144 promulgated by the Securities and Exchange Commission, which generally governs offers, resale, or delivery after sale of restricted securities in the United Sates, or by and through the means of instrumentalities of United Sates commerce or its mails.

5.05: The parties hereto hereby consent to placement of "stop transfer" instructions on SPECIALIZED'S transfer records as to all of the shares to be issued hereunder, sufficient in the ARTCO'S sole judgment to ensure compliance with the restrictive legend to be imprinted on the certificates in question.

5.06: The parties hereto hereby acknowledges that they have consulted, to the extent that each has deemed it necessary or prudent to do so, with their own attorneys and advisors in respect of the legal effect and tax consequences to them of entering into this agreement, and that in entering into this agreement they are not relying on the advice or any representation (excepting only such as may be specifically set forth herein) of any other party (or any representative of a party) hereto.

ADDITIONAL ACKNOWLEDGEMENTS AND AGREEMENTS

6.01: Franklin Scivally will deliver 12,000,000 shares of Specialized Leasing, Inc. common stock to ARTCO with instructions to cancel those shares and return them to SPECIALIZED'S treasury upon the effective date.

6.02: SASSOON'S management will immediately be appointed to SPECIALIZED'S board of directors, elect officers and assume control of SPECIALIZED and will:
A. Instruct their attorney to immediately file a 14-A proxy statement and notify the shareholders of SPECIALIZED of a special shareholders meeting to be held for the following purposes:
1. To amend the Articles of Incorporation thereby changing the name of the corporation to "Sassoon
Group, Inc."
2. Authorize Employee Incentive program to provide for future issuance of S-8 stock.
B. Assume responsibility for all required SEC filings for SPECIALIZED beginning from the June 30, 2003 10-Q filing, forward. Including an 8K filing in connection with this Agreement as well as a filing due in connection with the issuance of 550,000 shares of S-8 stock issued to Robert T.
Yarbray on July 9, 2003.
C. Agrees to take NO action to issue additional shares
(other than S-8 shares) until the effective date.


6.03: Shareholders will exercise the control which they will have after this Agreement becomes effective to cause an audit of SPECIALIZED/SASSOON which meets the requirements for 34 Act filings to be completed no later the October 15, 2003. If said audited statements reflect any material adverse changes in assets, equity or income from the statements attached in Exhibit "B", the shareholders record as of the close of business on August 15, 2003 (including Scivally's 12,000,000 shares) shall have a right to rescind this Agreement.

6.04: SASSOON/SPECIALIZED must retain American Registrar and
Transfer Company as its Transfer Agent for a period of at least one year after the effective date.

6.05 The triggering date shall be the date upon which all the provisions and conditions of this Agreement are met.

MISCELLANEOUS

7.01: The validity, interpretation of terms and performances of this agreement shall be governed by and construed under the laws of the State of Nevada.

7.02: The representatives and warranties made herein shall survive after the Effective Date.

7.03: All parties agree to pay such attorneys fees as may be awarded by reason of a breach or default hereunder by a court of competent jurisdiction.

7.04: All monetary figures stated in this agreement are in United
States dollars, except where otherwise noted.

IN WITNESS WHEREOF, the parties hereto hereby execute this Agreement of Exchange with the purpose and intent of making it effective as of the date first written above:

SASSOON GROUP, INC.

By:  Gail Binder 		Witness: Thomas J. Raack
Its: CEO

SHAREHOLDERS

Name:    Mark Binder		Name:    Barry Binder
Address: 7409 Oak Grove Ave.	Address: 7409 Oak Grove Ave.
	 Las Vegas, NV 89117		 Las Vegas, V 89117

Name:    Gail Binder		Name:    Ian Binder
Address: 7409 Oak Grove Ave.	Address: 7409 Oak Grove Ave.
	 Las Vegas, NV 89117		 Las Vegas, V 89117

SPECIALIZED LEASING. INC.

Per: Franklin Scivally		Witness: Robert T. Yarbray
Franklin Scivally
President

SCHEDULE "A"

Shareholders are as follows:

Mark Binder 981     	Gail Binder 919
Barry Binder 50		Ian Binder   50




EXHIBIT 1.2

RESIGNATION OF OFFICER AND DIRECTOR

I, FRANKLIN SCIVALLY, hereby resign as an Officer and Director of Specialized Leasing, Inc. as of August 18, 2003.

Date:	August 18, 2003

By:/s/Franklin Scivally
_________________________
Franklin Scivally


EXHIBIT 1.3
RESIGNATION OF OFFICER AND DIRECTOR

I, Jason Rite, hereby resign as an Officer and Director of Specialized Leasing, Inc. as of August 18, 2003.

Date:	August 18, 2003

By:/s/Jason Rite
_________________________
Jason Rite


EXHIBIT 1.4
RESIGNATION OF DIRECTOR

I, Linda Nonu, hereby resign as a Director of Specialized Leasing, Inc. as of August 15, 2003.

Date:	August 15, 2003

By:/s/Linda Nonu
_________________________
Linda Nonu

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